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                                                                    Exhibit 1-E
                                Preferred Securities

                         DUKE ENERGY CAPITAL TRUST [ ]

                          % Trust Preferred Securities
                (Liquidation Amount $  per Preferred Security)

                            UNDERWRITING AGREEMENT

                                                             ,


Ladies and Gentlemen:

  1. Introductory. Duke Energy Capital Trust [ ], a Delaware statutory business trust (the "Trust"), and Duke Energy Corporation, a North Carolina corporation (the "Corporation"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the Underwriters named in
Schedule A hereto (the "Underwriters")      % Trust Preferred Securities
(liquidation amount $ per preferred security), representing preferred undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), guaranteed by the Corporation as to the payment of distributions and payments upon liquidation or redemption, to the extent set forth in the Guarantee Agreement between the Corporation and The Chase Manhattan Bank, as trustee thereunder (the "Guarantee Trustee"), to be dated as of the Closing Date (as defined in Section 3 hereof) (the "Guarantee"), and the Trust and the Corporation hereby agree with you as hereinafter set forth in this Agreement.

  The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the
Corporation of its common securities, representing common undivided beneficial interests in the assets of the Trust (the "Common Securities"), and will be
used by the Trust to purchase the Series   % Junior Subordinated Notes due
   ,      (the "Notes") to be issued by the Corporation. The Preferred
Securities and the Common Securities will be issued pursuant to the Amended
and Restated Trust Agreement, to be dated as of    ,      (the "Trust
Agreement"), among the Corporation, as Depositor, and the trustees named therein, including The Chase Manhattan Bank, as property trustee (the
"Property Trustee"), and Chase Manhattan Bank Delaware, as Delaware trustee
(the "Delaware Trustee"). The Notes will be issued pursuant to a Subordinated Indenture, dated as of December 1, 1997 (the "Original Indenture"), between the Corporation and The Chase Manhattan Bank, as Trustee (the "Indenture Trustee"), as
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supplemented and as to be supplemented by a supplemental indenture, to be dated
as of    ,      (the "Supplemental Indenture" and, together with the Original
Indenture as theretofore amended and supplemented, the "Indenture"). The Trust Agreement, the Guarantee and the Indenture are sometimes collectively referred to herein as the "Corporation Agreements."

  2. Representations and Warranties of the Trust and the Corporation. The Trust and the Corporation, jointly and severally, represent and warrant to, and agree with, the several Underwriters that:

    (a) A registration statement (Nos. 333-      and 333-     -0), which also
  constitutes a post-effective amendment to a previous registration statement No. 333-52204, including a combined prospectus, relating to the Preferred Securities, the Guarantee, the Notes and certain other securities has been filed with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, for each of the other Underwriters, have been declared effective by the Commission in such form, and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act ("1933 Act Regulations") being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; and the final prospectus relating to the Preferred Securities, the Guarantee and the Notes, in the form first filed pursuant to Rule 424(b) under the 1933 Act Regulations, being hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Corporation filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement).

    (b) The Registration Statement conforms and the Prospectus will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and the Registration Statement does not and the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Corporation makes no warranty or representation to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information

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  furnished to the Trust or the Corporation by any Underwriter specifically for use therein or any information set forth in the Prospectus under the caption "Description of the Preferred Securities--Book-Entry Issuance --The Depository Trust Company."

    (c) The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any documents deemed to be incorporated by reference in the Prospectus will, when they are filed with the Commission, comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Corporation makes no warranty or representation to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Trust or the Corporation by any Underwriter specifically for use therein or any information set forth in the Prospectus under the caption "Description of the Preferred Securities--Book-Entry Issuance--The Depository Trust Company."

    (d) The compliance by the Corporation and the Trust with all of the provisions of this Agreement has been duly authorized by all necessary corporate or business trust action and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any of its Principal Subsidiaries (as hereinafter defined) is a party or by which any of them or their respective property is bound or to which any of their property or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or By-Laws of the Corporation, the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over (i) the Corporation or its Principal Subsidiaries or any of their respective property that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole or (ii) the Trust; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Corporation or the Trust of the transactions contemplated by this Agreement, except for authorization by the North Carolina Utilities Commission and The Public Service Commission of South Carolina and the registration under the 1933 Act of the Preferred Securities, the Guarantee and the Notes, the qualification of the Corporation Agreements under the Trust Indenture Act of 1939 and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters.

    (e) This Agreement has been duly authorized, executed and delivered by the Corporation.

    (f) Each of Duke Capital Corporation, PanEnergy Corp, Duke Energy Natural Gas Corporation and Texas Eastern Transmission Corporation, each a Delaware corporation (and

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  herein called a "Principal Subsidiary"), is a direct or indirect wholly owned subsidiary of the Corporation.

  3. Purchase, Sale and Delivery of Preferred Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust agrees to sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust at a purchase price of $ per Preferred Security, the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule A hereto, plus any additional Preferred Securities which each such Underwriter may become obligated to purchase pursuant to the provisions of
Section 8 hereof.

  As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used by the Trust to purchase the Notes of the Corporation, the Corporation
hereby agrees to pay at the Closing Date (as defined below) to            , for
the accounts of the several Underwriters, a commission equal to $    per
Preferred Security.

  The Preferred Securities to be purchased by the Underwriters hereunder will be represented by a global certificate or certificates in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian and registered in the name of Cede & Co., as nominee of DTC. The Trust will deliver the Preferred Securities to
           , for the respective accounts of the Underwriters, against payment by or on behalf of such Underwriters of the purchase price therefor by wire transfer of immediately available funds to the Trust, by causing DTC to credit
the Preferred Securities to the account of         , at DTC. The time and date
of such delivery and payment (the "Closing Date") shall be 10:00 a.m., New York
City time, on    ,      (unless postponed in accordance with the provisions of
Section 8), or at such other time and date as you, the Trust and the Corporation may agree upon in writing, at the office of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, or at such other place as you, the Trust and the Corporation may determine. It is understood that each
Underwriter has authorized        , for its account, to accept delivery of,
receipt for, and make payment of the purchase price, for the Preferred Securities which it has agreed to purchase.

  At the Closing Date, the Corporation will pay, or cause to be paid, the compensation payable to the Underwriters under this Section 3 by wire transfer
of immediately available funds to          , as representative of and on behalf
of the Underwriters.

  4. Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Preferred Securities for sale to the public as set forth in the Prospectus.

  5. Covenants of the Trust and the Corporation. The Trust and the Corporation, jointly and severally, covenant and agree with the several Underwriters that:

    (a) The Trust and the Corporation will advise you promptly of the filing of any amendment (and effectiveness thereof) or supplementation of the Registration Statement or the Prospectus, of the filing of any Rule 462(b) registration statement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, and will use their best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

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    (b) If at any time when a prospectus relating to the Preferred
  Securities, the Guarantee or the Notes is required to be delivered under the 1933 Act any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the 1933 Act, the Trust and the Corporation promptly will prepare and file with the Commission an amendment, supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance.

    (c) The Trust and the Corporation, during the period when a prospectus relating to the Preferred Securities, the Guarantee or the Notes is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

    (d) The Corporation will make generally available to its security holders, in each case as soon as practicable but not later than 60 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Section 11(a) of the 1933 Act, which need not be certified by independent certified public accountants unless required by the 1933 Act) covering (i) a twelve-month period beginning not later than the first day of the Corporation's fiscal quarter next following the effective date of the Registration Statement and (ii) a twelve-month period beginning not later than the first day of the Corporation's fiscal quarter next following the date of this Agreement.

    (e) The Trust and the Corporation will furnish to you, without charge,
  copies of the Registration Statement (   of which will be signed and will
  include all exhibits other than those incorporated by reference), the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request.

    (f) The Trust and the Corporation will arrange or cooperate in arrangements for the qualification of the Preferred Securities, and to the extent required or advisable, the Guarantee and the Notes for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that neither the Trust nor the Corporation shall be required to qualify as a foreign corporation or to file any general consents to service of process under the laws of any state where it is not now so subject.

    (g) The Corporation will pay all expenses incident to the performance of the obligations of the Trust and the Corporation under this Agreement including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the issuance and delivery of the Preferred Securities, the Guarantee and the Notes as specified herein, (iii) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Preferred Securities, the Guarantee and the Notes under the securities laws of any jurisdiction in accordance with the provisions of Section 5(f) and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $5,000, (iv) the printing and delivery to the Underwriters, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, (v) any fees charged by independent rating agencies for rating the

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  Preferred Securities and, if applicable, the Notes, (vi) all fees and expenses of the Trustees, including the Indenture Trustee, Property Trustee, Guarantee Trustee and Delaware Trustee, and the fees and disbursements of their counsel, (vii) any fees and expenses in connection with the listing of the Preferred Securities and, if applicable, the Notes on the New York Stock Exchange and the cost of registering the Preferred Securities under Section 12 of the 1934 Act, (viii) any filing fee required by the National Association of Securities Dealers, Inc., (ix) the costs of any depository arrangements for the Preferred Securities with DTC or any successor depositary and (x) the costs and expenses of the Corporation relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Preferred Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of
  the Corporation, travel and lodging expenses of          and officers of
  the Corporation and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (x).

  6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Preferred Securities will be subject to the accuracy of the representations and warranties on the part of the Trust or the Corporation herein, to the accuracy of the statements of trustees or representatives of the Trust and officers of the Corporation made pursuant to the provisions hereof, to the performance by the Trust and the Corporation of their obligations hereunder and to the following additional conditions precedent:

    (a) Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Trust, the Corporation or you, shall be threatened by the Commission.

    (b) Prior to the Closing Date, the rating assigned by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services to (i) any debt securities or preferred stock of the Corporation or (ii) any trust preferred securities of Duke Energy Capital Trust I or Duke Energy Capital Trust II as of the date of this Agreement shall not have been lowered.

    (c) Since the respective most recent dates as of which information is given in the Prospectus and up to the Closing Date, there shall not have been any material adverse change in the condition of the Trust or the Corporation, financial or otherwise, except as reflected in or contemplated by the Prospectus, and, since such dates and up to the Closing Date, there shall not have been any material transaction entered into by the Corporation other than transactions contemplated by the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Securities on the terms and in the manner contemplated by the Prospectus.

    (d) You shall have received an opinion of Ellen T. Ruff, Esq., Senior Vice President and General Counsel of the Corporation, dated the Closing Date, to the effect that:

      (i) The Corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of North Carolina, with power and authority

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    (corporate and other) to own its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement.

      (ii) Each of the Corporation and the Principal Subsidiaries is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial position or results of operations of the Corporation and its subsidiaries taken as a whole.

      (iii) The Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

      (iv) The descriptions in the Registration Statement and the Prospectus of legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Corporation or any of its subsidiaries or any of their respective properties that would be required to be disclosed in the Prospectus and is not so disclosed.

      (v) This Agreement has been duly authorized, executed and delivered by the Corporation.

      (vi) The performance by the Corporation of this Agreement and the Corporation Agreements will not contravene any of the provisions of the Restated Articles of Incorporation or By-Laws of the Corporation or any statute or any order, rule or regulation of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Corporation or any of its Principal Subsidiaries or any of their respective property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Corporation or any of its Principal Subsidiaries is a party or by which any of them or their respective property is bound or to which any of their property or assets is subject which affects in a material way the Corporation's ability to perform its obligations under this Agreement and the Corporation Agreements.

      (vii) The North Carolina Utilities Commission and The Public Service Commission of South Carolina have issued appropriate orders with respect to the issuance of the Notes and the Guarantee; and, to the best of the knowledge of such counsel, such orders are still in effect, the issuances of the Notes and the Guarantee are in conformity with the terms of such orders; and no other authorization, approval or consent of any other governmental body (other than in connection or compliance with the provisions of the securities or Blue Sky laws of any jursidiction) is legally required for the issuance of the Notes and the Guarantee.

      (viii) The Trust Agreement has been duly authorized, executed and delivered by the Corporation and, assuming due authorization, execution and delivery thereof by The Chase Manhattan Bank, as Property Trustee, constitutes a valid and legally binding instrument of

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    the Corporation, enforceable against the Corporation in accordance with its terms, subject to the qualifications that the enforceability of the Corporation's obligations under the Trust Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (ix) The Guarantee Agreement has been duly authorized, executed and delivered by the Corporation and, assuming due authorization, execution and delivery thereof by The Chase Manhattan Bank, as Guarantee Trustee, constitutes a valid and legally binding instrument of the Corporation, enforceable against the Corporation in accordance with its terms, subject to the qualifications that the enforceability of the Corporation's obligations under the Guarantee Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (x) The Indenture has been duly authorized, executed and delivered by the Corporation and, assuming due authorization, execution and delivery thereof by The Chase Manhattan Bank, as Indenture Trustee, constitutes a valid and legally binding instrument of the Corporation, enforceable against the Corporation in accordance with its terms, subject to the qualifications that the enforceability of the Corporation's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (xi) The Notes have been duly authorized and executed by the Corporation and, when authenticated by The Chase Manhattan Bank, as Indenture Trustee, in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, subject to the qualifications that the enforceability of the Corporation's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    Such counsel shall also state that nothing has come to her attention that has caused her to believe that the Registration Statement as of the date of effectiveness under the 1933 Act and the Prospectus as of the date it was filed with, or transmitted for filing to, the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of the date it was filed with, or transmitted for filing to, the Commission and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, she does not assume any responsibility

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  for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement and the Prospectus and does not express any opinion or belief as to the financial statements or other financial data contained in or incorporated by reference into the Registration Statement and the Prospectus, the statement of the eligibility and qualification of each of the Indenture Trustee, Property Trustee and Guarantee Trustee or as to the information set forth in the Prospectus under the caption "Description of the Preferred Securities--Book-Entry Issuance--The Depository Trust Company."

    In rendering the foregoing opinion, such counsel may state that she expresses no opinion as to the laws of any jurisdiction other than North Carolina and may rely on the opinion of Austin, Lewis & Rogers of Columbia, South Carolina as to matters of South Carolina law. Such counsel may also state that she has relied as to certain factual matters on information obtained from public officials, officers of the Corporation and other sources believed by her to be responsible.

    (e) You shall have received an opinion or opinions of Dewey Ballantine LLP, counsel to the Corporation, dated the Closing Date, with respect to the matters set forth in (i), (iii), (v) through (xi) of Section 6(d) and to the further effect that:

      (i) Each of the Principal Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus.

      (ii) The Corporation is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

      (iii) The Corporation is not a holding company under the Public Utility Holding Company Act of 1935, as amended.

      (iv) The Registration Statement as of the date of effectiveness under the 1933 Act and the Prospectus as of the date it was filed with, or transmitted for filing to, the Commission complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; the Trust Agreement, the Guarantee Agreement and the Indenture have each been qualified under the Trust Indenture Act of 1939; and nothing has come to their attention that would lead them to believe that the Registration Statement as of the date of effectiveness under the 1933 Act (or if an amendment to such Registration Statement or an annual report on Form 10-K has been filed by the Corporation with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date it was filed with, or transmitted for filing to, the Commission and at the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement and Prospectus except as otherwise expressly

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    provided in such opinion and do not express any opinion or belief as to the financial statements or other financial data contained in or incorporated by reference into the Registration Statement and the Prospectus, the statement of the eligibility and qualification of each of the Indenture Trustee, Property Trustee and Guarantee Trustee or as to the information set forth in the Prospectus under the caption "Description of the Preferred Securities--Book-Entry Issuance--The Depository Trust Company."

      (v) The statements made in the Prospectus under the captions "Description of the Preferred Securities," "Description of the
    Guarantees," "Description of the Series   Junior Subordinated Notes"
    and "Description of the Junior Subordinated Notes," insofar as they purport to summarize provisions of documents specifically referred to therein, fairly present the information called for with respect thereto by Form S-3, and the statements as to matters of law and legal conclusions contained in the Prospectus under the caption "Material Federal Income Tax Considerations" are correct in all material respects.

      (vi) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance of the Notes and the Guarantee or the consummation by the Corporation or the Trust of the transactions contemplated by this Agreement or the Indenture, except for authorization by the North Carolina Utilities Commission and The Public Service Commission of South Carolina and such as have been obtained under the 1933 Act and the Trust Indenture Act of 1939 and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters.

   In rendering the foregoing opinion or opinions, Dewey Ballantine LLP may state that such opinion or opinions are limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and that they are relying on the opinion of Ellen
T. Ruff, Esq. as to matters of North Carolina law and on the opinion of Austin, Lewis & Rogers of Columbia, South Carolina as to matters of South Carolina law. In addition, such counsel may state that they have relied as to certain factual matters on information obtained from public officials, officers of the Corporation and other sources believed by them to be responsible and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.

   (f) You shall have received the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Corporation, dated the Closing Date, to the effect that:

      (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act"), and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

      (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the business trust power and authority to own property and conduct its business, all as described in the Prospectus.

      (iii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the business trust power and authority (a) to execute and deliver this Agreement, (b) to perform its obligations under this Agreement and (c) to issue and perform its obligations under the Preferred Securities and the Common Securities.

      (iv) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement and the performance by the Trust of its obligations hereunder and under the Trust Agreement have been duly authorized by all necessary business trust action on the part of the Trust.

      (v) The Trust Agreement constitutes a valid and binding obligation of the Corporation and the trustees named therein, enforceable against the Corporation and the trustees named therein, in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (a) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance or transfer, reorganization and other similar laws relating to or affecting the remedies and rights of creditors generally, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered or applied in a proceeding in equity or at law) and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

      (vi) The Preferred Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable preferred undivided beneficial interests in the assets of the Trust; the Holders of the Preferred Securities, as beneficial owners of the Trust (the "Securityholders"), are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to
    (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover any taxes or governmental charges arising from transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates and (b) provide security and/or indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and powers under the Trust Agreement; and under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

      (vii) The Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued and fully paid common undivided beneficial interests in the assets of the Trust; and under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Common Securities is not subject to preemptive or other similar rights.

      (viii) The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the performance by the Trust of the Trust Agreement, the consummation by the Trust of the transactions contemplated herein and therein and the compliance by the Trust with its obligations hereunder do not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement or (b) any applicable Delaware law or Delaware administrative regulation.

      (ix) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Preferred Securities, the consummation by the Trust of the transactions contemplated in this Agreement and the Trust Agreement or the compliance by the Trust of its obligations hereunder and thereunder.

      (x) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that the Trust is treated as a grantor trust for federal income tax purposes, the Securityholders (other than those holders of the Preferred Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

    In rendering the opinion expressed in this paragraph (f), such counsel need express no opinion concerning the securities laws of the State of Delaware.

    (g) You shall have received the opinion of      , counsel for the
  Underwriters, dated the Closing Date, with respect to the incorporation of the Corporation, the validity of the Notes, the Registration Statement and the Prospectus, as amended or supplemented, and such other related matters as you may require, and the Corporation shall have furnished to such counsel such documents as they request for the purpose of enabling them to
  pass upon such matters. In giving their opinion,       may rely on the
  opinion of Ellen T. Ruff, Esq. as to matters of North Carolina law and on the opinion of Austin, Lewis & Rogers of Columbia, South Carolina as to matters of South Carolina law.

    (h) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of the Corporation, Duke Energy Capital Trust I or Duke Energy Capital Trust II on the New York Stock Exchange;
  (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this subsection (h) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 7 hereof and except for the expenses to be borne by the Corporation as provided in Section 5(g) hereof.

    (i) You shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or any Assistant Secretary and any financial or accounting officer of the Corporation and a certificate of a trustee or authorized representative of the Trust, each dated the Closing Date, in which such officers or trustee or representative, as the case may be, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Corporation and the Trust in this Agreement are true and correct as of the Closing Date, that the Corporation and the Trust have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date, that the conditions specified in Section 6(b) and Section 6(c) have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

    (j) On the date of this Agreement, you shall have received a letter dated the date hereof, in form and substance satisfactory to you, from the Corporation's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus as of a specified date not more than three business days prior to the date of this Agreement.

    (k) At the Closing Date you shall have received from the Corporation's independent public accountants a letter, dated the Closing Date, to the effect that such accountants reaffirm the statements made in the letter furnished pursuant to paragraph (j) of this Section 6, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

  The Corporation will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

  7. Indemnification. (a) The Trust and the Corporation, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, as follows:

    (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the prospectus constituting a part of the Registration Statement in the form in which it became effective or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or the Corporation by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus, such prospectus, or the Prospectus (or any amendment or supplement thereto);

    (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Trust and the Corporation; and

    (iii) against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this Section 7.

  In no case shall the Trust or the Corporation be liable under this indemnity agreement with respect to any claim made against any Underwriter or any such controlling person unless the Trust and the Corporation shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Trust or the Corporation shall not relieve either of them from any liability which either of them may have otherwise than on account of this indemnity agreement. The Trust and the Corporation shall be entitled to participate at their own expense in the defense, or, if they so elect, within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if they so elect to assume the defense, such defense shall be conducted by counsel chosen by them and approved by the Underwriter or Underwriters or controlling person or persons, or defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Underwriter or any such controlling person shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Trust and the Corporation and such Underwriter shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Trust or the Corporation and such Underwriter or such controlling person shall have been advised by such counsel that a conflict of interest between the Trust or the Corporation and such Underwriter or such controlling person may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Trust and the Corporation shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and all such controlling persons, which firm shall be designated in writing by you). The Trust and the Corporation agree to notify you within a reasonable time of the assertion of any claim against them, any of their officers, directors or trustees or any person who controls the Trust or the Corporation within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Preferred Securities.

  (b) Each Underwriter severally agrees that it will indemnify and hold harmless the Trust and the Corporation, their directors, trustees, representatives and each of the officers of the Corporation who signed the Registration Statement and each person, if any, who controls them within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus, such prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Trust or the Corporation by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), such Preliminary Prospectus, such prospectus or the Prospectus (or any amendment or supplement thereto). In case any action shall be brought against the Trust or the Corporation or any person so indemnified based on the Registration Statement (or any amendment thereto) or such Preliminary Prospectus, such prospectus or the Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any

Underwriter, such Underwriter shall have the rights and duties given to the Trust and the Corporation, and the Trust and the Corporation and each person so indemnified shall have the rights and duties given to the Underwriters, by the provisions of subsection (a) of this Section.

  (c) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

  (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Corporation on the one hand and the Underwriters on the other from the offering of the Preferred Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Corporation on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equity considerations. The relative benefits received by the Trust and the Corporation on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Corporation bear to the total compensation received by the Underwriters in respect of the underwriting discount as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or the Corporation on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Corporation and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

  8. Default by One or More of the Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Preferred Securities which it has agreed to purchase hereunder on the Closing Date, you may in your discretion arrange for you or another party or other parties to purchase such Preferred Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Preferred Securities, then the Trust and the Corporation shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Preferred Securities on such terms. In the event that, within the respective prescribed periods, you notify the Trust and the Corporation that you have so arranged for the purchase of such Preferred Securities, or the Trust or the Corporation notifies you that it has so arranged for the purchase of such Preferred Securities, you, the Trust or the Corporation shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Trust and the Corporation agree to file promptly any amendments to the Registration Statement or the Prospectus which may be required. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Preferred Securities.

  (b) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by you, the Trust or the Corporation as provided in subsection (a) above, the aggregate number of such Preferred Securities which remains unpurchased does not exceed one-tenth of the aggregate number of all the Preferred Securities to be purchased at such Closing Date, then the Trust and the Corporation shall have the right to require each non-defaulting Underwriter to purchase the number of Preferred Securities which such Underwriter agreed to purchase hereunder at such Closing Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Preferred Securities which such Underwriter agreed to purchase hereunder) of the Preferred Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

  (c) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by you, the Trust or the Corporation as provided in subsection (a) above, the aggregate number of such Preferred Securities which remains unpurchased exceeds one-tenth of the aggregate number of all the Preferred Securities to be purchased at such Closing Date, or if the Trust or the Corporation shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Preferred Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or the Corporation, except for the expenses to be borne by the Corporation as provided in Section 5(g) hereof and the indemnity and contribution agreement in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

  9. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Trust and the Corporation or their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriters or the Trust and the Corporation, or any of their officers, directors, trustees, representatives or any controlling person, and will survive delivery of and payment for the Preferred Securities.

  10. Reliance on Your Acts. In all dealings hereunder,     shall act on behalf
of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any
Underwriter made or given by        .

  11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or telecopied and confirmed to the
Underwriters in care of        Attn:       ,       ,       , facsimile number
(   )    -    , or, if sent to the Trust or the Corporation, will be mailed or telecopied and confirmed to them at 526 South Church Street, Charlotte, N.C. 28202, facsimile number (704) 382-1452, attention of David L. Hauser, Senior Vice President and Treasurer; provided, however, that any notice to an Underwriter pursuant to Section 7 hereof shall be sent by mail or telecopy to such Underwriter at its address or telecopy number set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address or telecopy number will be supplied to the Trust and the Corporation by
    . Any such communications shall take effect upon receipt thereof.

  12. Business Day. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

  13. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Trust and the Corporation and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers, directors, trustees and representatives referred to in Section 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers, directors, trustees and representatives and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

  14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

  15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the choice of law or conflict of law principles thereof.

  If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by on behalf of each of the Underwriters, this letter and such confirmation and acceptance will become a binding agreement between the Trust and the Corporation, on the one hand, and each of the Underwriters, on the other hand, in accordance with its terms. It is understood that confirmation and acceptance
of this letter by      on behalf of each of the Underwriters is pursuant to the
authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Trust and the Corporation for examination, but without warranty on your part as to the authority of the signers thereof.

                                          Very truly yours,

                                          Duke Energy Capital Trust [ ]

                                          By: Duke Energy Corporation
                                             as Depositor


                                          By: _________________________________
                                             Name:
                                             Title:

                                          Duke Energy Corporation

                                          By: _________________________________
                                             Name:
                                             Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

  By:

   By: ____________________________
     Name:
     Title:

On behalf of each of the Underwriters

                                   SCHEDULE A

                                                                 Number of
Underwriter                                                 Preferred Securities
-----------                                                ---------------------




                                                                   ----
    Total.................................................
                                                                   ====